UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 27, 2025

(Date of earliest event reported)

EVA LIVE INC.

(Exact name of registrant as specified in its charter)

Nevada	333-273162	88-2864075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

The Plaza, 1800 Century Park East, Suite 600

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

(310) 229-5981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GOAI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF DIRECTORS

On May 27, 2025, the Board of Directors of Eva Live Inc. (the “Company”) increased its board size from four to five directors and appointed Riz Jamal (Director), age 45, to the position of Director of the Company. Mr. Jamal is considered independent under the listing standards of the New York Stock Exchange (NYSE) and the Nasdaq. The Company shall pay the Director an annual fee of $50,000 USD, payable in equal quarterly instalments. The Director shall not be entitled to any additional compensation except as specifically approved by the Board.

Rizvan Jamal

Rizvan Jamal brings over 25 years of experience in the real estate and mortgage finance sectors. From March 2001 to the present, he has served as the President and Principal Broker of Clarity Mortgage Inc., where he has led the structuring of over $4 billion in capital facilities on behalf of institutional investors, Schedule A banks, and private capital funds. Mr. Jamal has an extensive background in mortgage brokerage, having launched and managed national commercial and residential firms.

In addition to his financial acumen, from January 2001 to the present, Mr. Jamal has served as the founder and CEO of Welcome Home Construction Ltd., overseeing the development and construction of numerous residential and multi-family projects across Ontario and Nova Scotia. His project portfolio includes custom homes, apartment complexes, and large-scale planned communities, with a focus on innovative design and full-spectrum real estate management from financing to post-sale support.

Mr. Jamal’s leadership is marked by a hands-on approach to construction management and a commitment to redefining the homebuilding experience. His unique expertise spans budgeting, loan underwriting, capital financing, and project execution, making him a pivotal figure in both the mortgage and real estate development industries.

Mr. Jamal obtained his Mortgage Broker License from Seneca Polytechnic in Toronto, Ontario, Canada, in 2022, and is licensed under the Financial Services Commission of Ontario (FSCO). He earned his degree in Marketing and Business from Conestoga College in Kitchener, Ontario, in 2021. Additionally, he has held a Vendor Building License since 2019, further demonstrating his commitment to professional excellence and regulatory compliance in the industry.

ITEM 7.01 REGULATION FD DISCLOSURE.

The disclosure under Item 5.02 in this report on Form 8-K is incorporated by reference herein.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVA LIVE INC.

June 3, 2025	By:	/s/ David Boulette
Date		David Boulette